Exhibit 99.1

Long Blockchain Corp. Announces Minority Investment in TSLC, a Singapore-Based

Financial Technology Company with a Strategic Ownership Position in CASHe

- CASHe is a AI-Based Digital Lending Platform in India to Millennials -

- Companies Plan to Roll Out CASHe FinTech Products to the Latin American Market -

- TSLC Owns all of the IP Developed by CASHe -

- TSLC Owns Worldwide Rights (Outside India) to Apply its IP to Lending and Currency Platforms -

Farmingdale, NY (March 23, 2018) - Long Blockchain Corp. (Nasdaq: LBCC) (the “Company” or “Long Blockchain”) today announced that it has closed on a strategic investment in TSLC Pte Ltd. (“TSLC”). TSLC is the parent company of CASHe, a leading provider of digital money and short-term financial products to young millennials across India. TSLC also owns all of the intellectual property developed by CASHe and has the worldwide rights outside of India to the application of its intellectual property for its lending and money transfer platform. Pursuant to the transaction, the Company will acquire 7.0% of TSLC in exchange for 17.0% of the Company’s currently outstanding shares of common stock. In conjunction with the closing of the transaction, CASHe will receive the right to appoint a director to the Company’s Board of Directors. TSLC has also agreed to grant to the Company the rights to develop the business of CASHe in the Latin American market, subject to the parties entering into a mutually acceptable license agreement.

CASHe provides short-term financial products using modern technology combined with intelligent big data analytics and proprietary algorithms to map young professionals across the country based on their mobile, digital footprint and their social behaviour patterns to rate their credit worthiness. CASHe has also implemented distributed ledger enabled digital tokens using smart contracts on its lending platform. The distributed ledger technology allows the platform to record transactions in a secure and transparent manner by creating an audit trail. The platform is designed to function as a shared infrastructure across customers and multiple external stakeholders such as regulators, credit bureaus and other parties interested in participating in the distributed infrastructure. A smart contract-based distributed ledger records all lending transactions in an open and transparent manner, thus allowing CASHe and the borrower to execute a trusted and transparent lending transaction. This key innovation also involves tokenizing the loan amounts borrowed by customers into smart contract digital tokens which are stored on the ledger and accessible by the customer in its app.

CASHe is led by serial entrepreneur Mr. V. Raman Kumar and is supported by a team of seasoned technology professionals. CASHe’s advisory board consists of reputed personalities who were formerly in the Reserve Bank of India, World Bank, private equity, marketing and technology and big data research fields.

Shamyl Malik, Chief Executive Officer of Long Blockchain, commented, “Our long-term vision is based on pursuing growth in areas where implementation of distributed ledger technologies can enable creation of scale. The business that Raman and his team have built at CASHe has the potential to be a truly transformational technology-driven lending and asset management platform for millennials globally. I am very much looking forward to working in close partnership with the CASHe team to create a global leader in financial technology solutions. Our first step in this direction will be the roll out of CASHe in the Latin American market and we are committed to becoming the fintech platform of choice within this geography.”

V. Raman Kumar, Founder and Chairman of the Board of CASHe, added, “The world is witnessing the democratization of financial services. AI, big data and Blockchain technologies have enabled the creation of a decentralized peer-to-peer lending and currency transfer market place. Using sophisticated algorithms and AI-based on social behavior filters and mobile data sets to predict behavior of young professional millennials, CASHe provides simple short-term financial products to underserved professionals in India. In a short span of 24 months, CASHe has become one of India’s leading digital lending platforms for salaried millennials With the implementation of smart contracts using Blockchain technology on its current platform, CASHe is uniquely positioned to move to a global P2P platform by creating a more accessible and simple loan process for millennials thereby radically changing the way people provide and receive loans. Our strategic transaction with Long Blockchain will provide us a partner to roll out our Blockchain enabled lending and currency transfer platform into Latin American markets and be transformative for both our companies.”

About Long Blockchain Corp.

Long Blockchain Corp. is focused on developing and investing in globally scalable blockchain technology solutions. It is dedicated to becoming a significant participant in the evolution of blockchain technology that creates long term value for its shareholders and the global community by investing in and developing businesses that are “on-chain”. Blockchain technology is fundamentally changing the way people and businesses transact, and the Company will strive to be at the forefront of this dynamic industry, actively pursuing opportunities. Its wholly-owned subsidiary Long Island Brand Beverages, LLC operates in the non-alcohol ready-to-drink segment of the beverage industry under its flagship brand ‘The Original Long Island Brand Iced Tea®’. For more information on the Company, please visit www.longblockchain.com.

About TSLC and CASHe

TSLC Pte. Ltd. Is a Singapore-based company that is the owner of all intellectual property and technology of CASHe and controls CASHe’s India operations. CASHe, India's fastest growing app-only lending company, provides immediate short-term personal loans to young professionals based on their social profile, merit and earning potential using its proprietary algorithm based machine learning platform. CASHe provides almost instantaneous loans on-demand. Its user-friendly digital interface enables faster loan application process and quicker loan disbursals. CASHe provides hassle-free loans with its app enabled documentation and loan disbursal/repayment process. Powered by its industry-first algorithm driven credit scoring platform, Social Loan Quotient (SLQ), CASHe uses AI, Big Data and Machine Learning technologies to quickly determine a user’s credit worthiness by using multiple unique data points to arrive at a distinct credit profile of the customer. CASHe is implementing a Smart Contract based Distributed Ledger Technology on its lending platform which allows to record transactions in a secure and transparent manner by creating an audit trail.  CASHe is completely automated and requires no personal intervention and no physical documentation. The average time taken for a loan to be disbursed under 10 minutes, subject to proper submission of all documents. Please visit www.cashe.co.in for more information.

Forward Looking Statements

This press release includes statements of the Company’s expectations, intentions, plans and beliefs that constitute "forward looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and are intended to come within the safe harbor protection provided by those sections. These statements, which involve risks and uncertainties, relate to the discussion of the Company’s business strategies and its expectations concerning future operations, margins, sales, new products and brands, potential joint ventures, potential acquisitions, expenses, profitability, liquidity and capital resources and to analyses and other information that are based on forecasts of future results and estimates of amounts not yet determinable. These also include statements relating to the anticipated benefits of the announced transaction between the Company and TSLC. These statements include any statement that does not directly relate to a historical or current fact. You can also identify these and other forward-looking statements by the use of such words as "may," "will," "should," "expects," "intends," "plans," "anticipates," "believes," "thinks," "estimates," "seeks," "predicts," "could," "projects," "potential" and other similar terms and phrases, including references to assumptions. These forward looking statements are made based on expectations and beliefs concerning future events affecting the Company and are subject to uncertainties, risks and factors relating to its operations and business environments, all of which are difficult to predict and many of which are beyond its control, that could cause its actual results to differ materially from those matters expressed or implied by these forward looking statements. These risks include the Company’s history of losses and expectation of further losses, its ability to enter into a mutually acceptable license agreement with TSLC, expected synergies of the transaction with TSLC, its ability to further expand its operations into blockchain technologies, its ability to develop or acquire new brands, the success of its marketing activities, the effect of competition in its industry and economic and political conditions generally, including the current economic environment and markets. More information about these and other factors are described in the reports the Company files with the Securities and Exchange Commission, including but not limited to the discussions contained under the caption “Risk Factors.” When considering these forward-looking statements, you should keep in mind the cautionary statements in this press release and the reports the Company files with the Securities and Exchange Commission. New risks and uncertainties arise from time to time, and the Company cannot predict those events or how they may affect it. The Company assumes no obligation to update any forward-looking statements after the date of this press release as a result of new information, future events or developments, except as required by the federal securities laws.

Contacts:

For Investors

Shamyl Malik

Long Blockchain Corp.

1-855-452-LBCC

info@longblockchain.com